EXHIBIT 10.1
FIRST AMENDMENT TO AMENDED AND
RESTATED CREDIT AGREEMENT
     THIS FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) dated as of November 2, 2007 by and among POST APARTMENT HOMES, L.P. (the “Borrower”), each of the Lenders party hereto, and WACHOVIA BANK, NATIONAL ASSOCIATION, as Agent (the “Agent”).
     WHEREAS, the Borrower, the Lenders, the Agent and certain other parties have entered into that certain Amended and Restated Credit Agreement dated as of April 28, 2006 (as in effect immediately prior to the date hereof, the “Credit Agreement”) and the Borrower, the Lenders and the Agent desire to amend certain provisions of the Credit Agreement on the terms and conditions contained herein.
     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto hereby agree as follows:
     Section 1. Specific Amendments to Credit Agreement. The parties hereto agree that the Credit Agreement is amended as follows:
     (a)      The Credit Agreement is amended by restating the definitions of “Capitalization Rate”, “Condominium Property Value”, “Development Properties” and “Investments” contained in Section 1.1. thereof in their entirety as follows:
     “Capitalization Rate” means 6.75%.
     “Condominium Property Value” means (a) for a Multifamily Property converted into residential condominium units, the sum of the following: (i) the Net Operating Income for such Property for the four quarter period ending immediately prior to such conversion divided by the Capitalization Rate, plus (ii) 80% of cost of capital improvements made to such Property in connection with such conversion not to exceed 25% of the amount determined in accordance with the preceding clause (i), minus (iii) with respect to each individual condominium unit sale, 85% of the net sale proceeds (defined as the actual sales price less commissions, fees and any other related expenses not to exceed 5% of the actual sales price) from such sale; provided, however, no value will be attributed to such a Property 24 months after its conversion, and (b) for a Property being developed with multiple residential condominiums on a “ground up” basis, (i) the sum of all cash expenditures for land and improvements (including indirect costs internally allocated and development costs) of such Property minus (ii) with respect to each individual condominium unit sale, 85% of the net sale proceeds (defined as the actual sales price less commissions, fees and any other related expenses not to exceed 5% of the actual sales price) from such sale; provided, however, no value will be attributed to such a Property 36 months after actual construction on, or other physical development of, such Property has commenced (other than pre-development site work related to remediation and other limited construction or development in advance of actual project construction). In addition, no value shall be attributable to a Condominium Property at any time following the earlier of (x) all condominium units of such Property having been sold or otherwise conveyed and (y) the management of such Property having been turned over to such Property’s homeowner’s association.
     “Development Properties” means at any time on a consolidated basis for a Person and its Subsidiaries, the sum of (A) 100% of the aggregate amount of cash expenditures made to acquire each unimproved Property then held for development plus (B) the sum of the following items as to which (x) actual construction or other physical development or redevelopment activities have commenced, and (y) no Certificate of Occupancy shall have been issued or received: (i) 100% of the aggregate amount of cash expenditures made to develop any such unimproved Property, plus (ii) without duplication, where any such Property is being developed or redeveloped in phases, as to any phase which is still being developed or redeveloped and for which a Certificate of Occupancy has not been received, the cash expenditures made for development or redevelopment of such phase (including indirect costs internally allocated in accordance with GAAP).
     “Investment” means, with respect to any Person, any acquisition or investment (whether or not of a controlling interest) by such Person, by means of any of the following: (a) the purchase or other acquisition of any Equity Interest in another Person, (b) a loan, advance or extension of credit to, capital contribution to, Guaranty of Indebtedness of, or purchase or other acquisition of any Indebtedness of, another Person, including any partnership or joint venture interest in such other Person, or (c) the purchase or other acquisition (in one transaction or a series of transactions) of assets of another Person that constitute the business or a division or operating unit of another Person. Any binding commitment or option to make an Investment in any other Person shall constitute an Investment. Except as expressly provided otherwise, for purposes of determining compliance with any covenant contained in a Loan Document, the amount of any Investment shall be the amount actually invested, without adjustment for subsequent increases or decreases in the value of such Investment.
     (b) The Credit Agreement is amended by deleting the clause “30% of Gross Asset Value” in the introductory paragraph of Section 9.4(a) and replacing it with the clause “35% of Gross Asset Value”.
     Section 2. Conditions Precedent. The effectiveness of this Amendment is subject to receipt by the Agent of each of the following, each in form and substance satisfactory to the Agent:
     (a)      a counterpart of this Amendment duly executed by the Borrower and the Requisite Lenders;
     (b)      a Reaffirmation of Obligations duly executed by each Guarantor, in the form of Exhibit A attached hereto;
     (c)      copies of all corporate (or comparable) actions, certified by the Secretary or

Assistant Secretary of each Loan Party (or other individual performing similar functions) authorizing the Amendment and the Borrower’s exercise of Section 2.16 of the Credit Agreement and resulting increase in the aggregate amount of the Commitments; and
     (d)      payment of the expenses set forth in Section 7 hereof and all fees due and payable on or prior to the date hereof under that certain Fee Letter dated as of September 26, 2007.
     Section 3. Increase of Commitments; Joinder and Representations of New Lenders. In connection with the Borrower’s exercise of its right to increase the aggregate amount of the Commitments pursuant to Section 2.16. of the Credit Agreement, the parties hereto agree that:
     (a)      Upon the effectiveness of this Amendment, each Lender and such Lender’s respective Commitment is as set forth on Exhibit B attached hereto.
     (b)      Each Lender that was not party to the Credit Agreement immediately prior to giving effect to this Amendment (a “New Lender”) (i) represents and warrants that it is (A) legally authorized to enter into this Amendment and to become a Lender under the Credit Agreement and (B) an “accredited investor” (as such term is used in Regulation D of the Securities Act); (ii) confirms that it has received a copy of the Credit Agreement, together with copies of the most recent financial statements delivered by the Borrower pursuant thereto and such other documents and information (including without limitation the Loan Documents) as such New Lender has deemed appropriate to make its own credit analysis and decision to become a Lender; (iii) appoints and authorizes the Agent to take such action as contractual representative on such New Lender’s behalf and to exercise such powers under the Credit Agreement and the other Loan Documents as are delegated to the Agent by the terms thereof, together with such powers as are reasonably incidental thereto; (iv) acknowledges and agrees that it will become a party to and shall be bound by the Credit Agreement and the other Loan Documents to which the other Lenders are a party as of the date hereof and will perform in accordance therewith all of the obligations which are required to be performed by it as if such New Lender were an original Lender under and signatory to the Credit Agreement and (v) agrees to make the payments required to be made by such Lender under Section 2.16. of the Credit Agreement.
     Section 4. Representations. The Borrower represents and warrants to the Agent and the Lenders that:
     (a)      Authorization. The Borrower has the right and power, and has taken all necessary action to authorize it, to execute and deliver this Amendment and to perform its obligations hereunder and under the Credit Agreement, as amended by this Amendment, in accordance with their respective terms. This Amendment has been duly executed and delivered by a duly authorized officer of the sole general partner of the Borrower and each of this Amendment and the Credit Agreement, as amended by this Amendment, is a legal, valid and binding obligation of the Borrower enforceable against the Borrower in accordance with its respective terms except as the same may be limited by bankruptcy, insolvency, and other similar laws affecting the rights of creditors generally and the availability of equitable remedies for the enforcement of certain obligations (other than the payment of principal) contained herein or therein and as may be limited by equitable principles generally.

     (b)      Compliance with Laws, etc. The execution and delivery by the Borrower of this Amendment and the performance by the Borrower of this Amendment and the Credit Agreement, as amended by this Amendment, in accordance with their respective terms, do not and will not, by the passage of time, the giving of notice or otherwise: (i) require any Government Approvals or violate any Applicable Laws relating to the Borrower or any other Loan Party; (ii) conflict with, result in a breach of or constitute a default under the organizational documents of the Borrower or any other Loan Party, or any indenture, agreement or other instrument to which the Borrower or any other Loan Party is a party or by which it or any of its respective properties may be bound; or (iii) result in or require the creation or imposition of any Lien upon or with respect to any property now owned or hereafter acquired by the Borrower or any other Loan Party.
     (c)      No Default. No Default or Event of Default has occurred and is continuing as of the date hereof nor will exist immediately after giving effect to this Amendment.
     Section 5. Reaffirmation of Representations by Borrower. The Borrower hereby repeats and reaffirms all representations and warranties made by the Borrower to the Agent and the Lenders in the Credit Agreement and the other Loan Documents to which it is a party on and as of the date hereof with the same force and effect as if such representations and warranties were set forth in this Amendment in full, except for (i) representations and warranties that expressly relate solely to an earlier date (in which case such representations and warranties shall have been true and correct in all material respects on and as of such earlier date) and (ii) changes in factual circumstances not prohibited under the Credit Documents.
     Section 6. Certain References. Each reference to the Credit Agreement in any of the Loan Documents shall be deemed to be a reference to the Credit Agreement as amended by this Amendment.
     Section 7. Expenses. The Borrower shall reimburse the Agent upon demand for all reasonable costs and expenses (including reasonable attorneys’ fees) incurred by the Agent in connection with the preparation, negotiation and execution of this Amendment and the other agreements and documents executed and delivered in connection herewith.
     Section 8. Benefits. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.
     Section 9. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF GEORGIA APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED, IN SUCH STATE.
     Section 10. Effect. Except as expressly herein amended, the terms and conditions of the Credit Agreement and the other Loan Documents remain in full force and effect. The amendments contained herein shall be deemed to have prospective application only, unless otherwise specifically stated herein.
     Section 11. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original and shall be binding upon all parties, their successors and assigns.

     Section 12. Definitions. All capitalized terms not otherwise defined herein are used herein with the respective definitions given them in the Credit Agreement.
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     IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to Amended and Restated Credit Agreement to be executed as of the date first above written.

POST APARTMENT HOMES, L.P.

By:	Post GP Holdings, Inc., its sole general partner

By:		/s/ Christopher J. Papa

	Name:	Christopher J. Papa

	Title:	Executive Vice President and Chief Financial Officer

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[Signature Page to First Amendment to Amended and Restated
Credit Agreement with Post Apartment Homes, L.P.]

WACHOVIA BANK, NATIONAL ASSOCIATION, as a Lender and Agent

By:		/s/ Amit Khimji

	Name:	Amit Khimji

	Title:	Vice President

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Credit Agreement with Post Apartment Homes, L.P.]

JPMORGAN CHASE BANK, N.A.

By:		/s/ Vanessa Chiu

	Name:	Vanessa Chiu

	Title:	Vice President

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Credit Agreement with Post Apartment Homes, L.P.]

SUMITOMO MITSUI BANKING CORPORATION

By:		/s/ William M. Ginn

	Name:	William M. Ginn

	Title:	Executive Officer and General Manager

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Credit Agreement with Post Apartment Homes, L.P.]

SUNTRUST BANK

By:		/s/ W. John Wendler

	Name:	W. John Wendler

	Title:	Senior Vice President

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Credit Agreement with Post Apartment Homes, L.P.]

WELLS FARGO BANK, NATIONAL ASSOCIATION

By:

Name:

Title:

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Credit Agreement with Post Apartment Homes, L.P.]

PNC BANK, NATIONAL ASSOCIATION

By:		/s/ Andrew T. White

	Name:	Andrew T. White

	Title:	Vice President

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Credit Agreement with Post Apartment Homes, L.P.]

REGIONS BANK

By:		/s/ Kerri Raines

	Name:	Kerri Raines

	Title:	Vice President

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Credit Agreement with Post Apartment Homes, L.P.]

US BANK, NATIONAL ASSOCIATION

By:		/s/ J. R. Miller

	Name:	J. R. Miller

	Title:	Vice President

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Credit Agreement with Post Apartment Homes, L.P.]

DEUTSCHE BANK TRUST COMPANY AMERICAS (“DBTCA”)

By:		/s/ James Rolison

	Name:	James Rolison

	Title:	Director

By:		/s/ Linda Wang

	Name:	Linda Wang

	Title:	Director

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Credit Agreement with Post Apartment Homes, L.P.]

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.

By:		/s/ Yoichi Orikasa

	Name:	Yoichi Orikasa
	Title:	Vice President & Manager
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Credit Agreement with Post Apartment Homes, L.P.]

MIDFIRST BANK, a federally chartered savings association

By:		/s/ Darrin Rigler

	Name:	Darrin Rigler

	Title:	Vice President

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Credit Agreement with Post Apartment Homes, L.P.]

THE GOVERNOR AND COMPANY OF THE BANK OF IRELAND

By:		/s/ Carla Ryan

	Name:	Carla Ryan

	Title:	Authorised Signatory

By:		/s/ Jennifer Lyons

	Name:	Jennifer Lyons

	Title:	Authorised Signatory

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Credit Agreement with Post Apartment Homes, L.P.]

COMERICA BANK

By:		/s/ James Graycheck

	Name:	James Graycheck

	Title:	Vice President

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Credit Agreement with Post Apartment Homes, L.P.]

THE NORTHERN TRUST COMPANY

By:		/s/ Carol B. Conklin

	Name:	Carol B. Conklin

	Title:	Vice President

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Credit Agreement with Post Apartment Homes, L.P.]

FIRST COMMERCIAL BANK, NEW YORK AGENCY

By:

Name:

Title:

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Credit Agreement with Post Apartment Homes, L.P.]

CHANG HWA COMMERCIAL BANK, LTD., New York Branch

By:		/s/ Jim C. Y. Chen

	Name:	Jim C. Y. Chen

	Title:	Vice President & General Manager

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Credit Agreement with Post Apartment Homes, L.P.]

PEOPLE’S UNITED BANK

By:		/s/ Maurice Fry

	Name:	Maurice Fry

	Title:	Vice President

EXHIBIT A
REAFFIRMATION OF OBLIGATIONS
     Each of the undersigned (each a “Guarantor” and collectively the “Guarantors”) hereby (a) reaffirms its continuing obligations owing under the Guaranty dated as of April 26, 2006, executed and delivered by the Guarantors (the “Guaranty”) and (b) agrees that the First Amendment to Amended and Restated Credit Agreement dated the date hereof (the “Amendment”) amending the Amended and Restated Credit Agreement dated as of April 26, 2006 by and between Post Apartment Homes, L.P., the Lenders party thereto (the “Lenders”), Wachovia Bank, National Association, as Agent (the “Agent”) and the other parties thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), and the transactions contemplated by the Amendment, including, without limitation the Borrower’s exercise of its rights under Section 2.16 of the Credit Agreement to increase the aggregate amount of the Commitments, do not in any way affect the validity or enforceability of the Guaranty, or reduce, impair or discharge the obligations of such Guarantor thereunder.
     Each of the Guarantors represents and warrants to the Agent and the Lenders that the execution, delivery, and performance of this Reaffirmation of Obligations has been authorized by all requisite action on the part of such Guarantor and will not violate such Guarantor’s organizational or governing document.
     Each of the Guarantors further agrees that references to the Credit Agreement contained in any Loan Document (as defined in the Credit Agreement) shall be deemed to be references to the Credit Agreement, as amended by the Amendment.
     This Reaffirmation of Obligations shall be construed in accordance with and be governed by the law (without giving effect to the conflict of law principles thereof) of the State of Georgia.
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     IN WITNESS WHEREOF, each of the undersigned have duly executed and delivered this Reaffirmation of Obligations as of November 2, 2007.

POST PROPERTIES, INC.

By:		/s/ Christopher J. Papa

	Name:	Christopher J. Papa

	Title:	Executive Vice President and Chief Financial Officer

POST GP HOLDINGS, INC.

By:		/s/ Christopher J. Papa

	Name:	Christopher J. Papa

	Title:	Executive Vice President and Chief Financial Officer

POST LP HOLDINGS, INC.

By:		/s/ Christopher J. Papa

	Name:	Christopher J. Papa

	Title:	Executive Vice President and Chief Financial Officer

EXHIBIT B
Lender Commitments

Lender	Commitment
Wachovia Bank, National Association	$65,000,000
JPMorgan Chase Bank, N.A.	65,000,000
Sumitomo Mitsui Banking Corporation	55,000,000
SunTrust Bank	50,000,000
Wells Fargo Bank, National Association	50,000,000
PNC Bank, National Association	50,000,000
Regions Bank	55,000,000
US Bank, National Association	40,000,000
Deutsche Bank Trust Company Americas	25,000,000
The Bank of Tokyo-Mitsubishi UFJ, Ltd.	25,000,000
MidFirst Bank, a federally chartered savings association	25,000,000
The Governor and Company of the Bank of Ireland	20,000,000
Comerica Bank	20,000,000
The Northern Trust Company	15,000,000
First Commercial Bank, New York Agency	15,000,000
Chang Hwa Commercial Bank, Ltd., New York Branch	10,000,000
People’s United Bank	15,000,000
Total:	$600,000,000